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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in the Registration Statement No. 333-49772 of Optelecom, Inc. on Form S-3, and in Registration Statement No. 333-48306 of Optelecom, Inc. on Form S-8 of our report dated March 8, 2002, appearing in the Annual Report on Form 10-K of Optelecom, Inc. for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP

McLean, Virginia
March 29, 2002

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT